 Exhibit 32.2
CFO CERTIFICATION OF ANNUAL REPORT
I, Gilberto Antoniazzi, Vice President and Chief Financial Officer of Livent Corporation (the "Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to my knowledge:
(1)the Annual Report on Form 10-K of the Company for the year ended December 31, 2020 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: February 26, 2021

/s/ Gilberto Antoniazzi

Gilberto Antoniazzi
Vice President and Chief Financial Officer